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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECITON 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 26, 1999
                                                 ---------------

                                 Interiors, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                           0-24352                          13-3590047
------------------------------------   -------------------------     ---------------------------------
(State or Other Jurisdiction of         (Commission File Number)     (IRS Employer Identification No.)
Incorporation)

320 Washington Street, Mount Vernon, New York                          10553
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code (914) 665-5400
                                                   --------------


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          (Former Name of Former Address, if Changed Since Last Report)




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         The Registrant hereby amends its Current Report on Form 8-K as filed with the Commission on March 9, 1998 to include the financial statements and pro forma financial information set forth below which was omitted from the filing pursuant to Items 7(a)(4) and 7(b)(2).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(a)  Financial Statements of Business Acquired

       Financial Statements of Petals, Inc. ("Petals") are appended as an exhibit to this Report.

(b)  Pro Forma Financial Information

       Pro Forma Financial Information with respect to acquisition of Petals is appended as an exhibit to this Report.

(c)   Exhibits

       Financial Statements for Petals for the years ended December 31, 1998 and December 31, 1997. Pro Forma Financial Information with respect to acquisition of Petals, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:                                          INTERIORS, INC.


June [4], 1999                                  By: /s/  Richard Belenski
                                                    ----------------------
                                                    Richard Belenski
                                                    Chief Financial Officer










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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.1 Financial Statements for Petals, Inc. for the years ended December 31, 1998 and December 31, 1997

99.2 Pro Forma Financial Information with respect to acquisition of Petals, Inc.